                                                                   EXHIBIT 10.11

                                      FIRST FEDERAL SAVINGS BANK OF SIOUXLAND
                                   MANAGEMENT INCENTIVE PAY (FISCAL YEAR 97(98))

                    -10     -5       0        10       20       30      50       70       100     WEIGHT  SCORE

R.O.A.A             0.52    0.58     0.64     0.70     0.76     0.82    0.88     0.94     1.00     0.40    8.00

R.O.A.E.            7.20    7.80     8.40     9.00     9.60    10.20   10.80    11.40    12.00     0.40    0.00

OPR EXP/AVG ASST    2.40    2.35     2.30     2.25     2.20     2.15    2.10     2.05     2.00     0.20    6.00

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*Three Year Rolling Average                                                                        P.I.    14.00



                                                                       If nonperforming assets/total assets is
Raw Data 1998                                                          greater than base, pay only a % of incentive pay

R.O.A.A.                            0.71                                        If >1.00%                 Pay 90% of incentive
R.O.A.E.                            8.39                                        If >1.25%                 Pay 85% of incentive
OPER EXP/AVG ASST                   2.19                                        If >1.50%                 Pay 75% of incentive
NONPERF ASST                        0.19                                        If >1.75%                 Pay 65% of incentive
                                                                                If >2.00%                 Pay 50% of incentive


Raw Data 1997                                                               Incentive Pay Earnings Scale

R.O.A.A.                            0.73                                              P.I. % Salary
R.O.A.E.                            8.95                                         100.00         30.00
OPER EXP/AVG ASST                   2.11                                          95.00         28.00
NONPERF ASST                        0.11                                          90.00         26.00
                                                                                  85.00         24.00
                                                                                  80.00         22.00
                                                                                  75.00         20.00
Raw Data 1996                                                                     70.00         18.00
                                                                                  65.00         16.00
R.O.A.A                             0.70                                          60.00         14.00
R.O.A.E.                            8.44                                          55.00         12.00
OPER EXP/AVG ASST                   2.10                                          50.00         10.00
NONPERF ASST                        0.17                                          45.00          9.00
                                                                                  40.00          8.00
                                                                                  35.00          7.00
                                                                                  30.00          6.00
                                                                                  25.00          5.00
                                                                                  20.00          4.00
                                                                                  15.00          3.00
                                                                                  10.00          2.00